                      [MEDICAL ACTION INDUSTRIES INC. LOGO]
                         MEDICAL ACTION INDUSTRIES INC.



       [GRAPHIC OMMITED]           CUSTOMER               [GRAPHIC OMMITED]


          CASH FLOW            [GRAPHIC OMMITED]               GROWTH


       [GRAPHIC OMMITED]       [GRAPHIC OMMITED]               QUALITY



             MEDICAL ACTION'S FINANCIAL STRENGTH AND PROVEN ABILITY
                 ARE THE BASIS FOR BUILDING SHAREHOLDER VALUE.



                               2001 ANNUAL REPORT

                                COMPANY PROFILE

     Headquartered in Hauppauge, New York, Medical Action Industries Inc. develops, manufactures markets and distributes a variety of disposable, surgical related products. The Company's products are marketed primarily to acute care facilities in domestic and certain international markets. Further, the Company is expanding its target market to include physician, dental and veterinary offices. Medical Action is the leading manufacturer and distributor of sterile laparotomy sponges and sterile operating room towels in the United States.

     The Company's products are marketed through an extensive network of independent distributors, direct sales personnel and manufacturers' representatives. Medical Action has preferred vendor agreements with national distributors, as well as sole source and/or committed contracts with nearly every major group purchasing alliance. The Company also manufactures its products under private label contracts to other distributors and medical suppliers. Medical Action's manufacturing, packaging and warehousing activities are conducted in its Arden, North Carolina facility.

NET SALES
by Product  Line

O.R. Towels                                    29%
Lap Sponges                                    27%
Small Kits & Trays                             13%
Dressings                                      10%
Sterilization Packaging                         9%
Collection Systems/Biohazardous Bags            4%
O.R. Disposables                                8%


                            SELECTED FINANCIAL DATA

YEAR ENDED MARCH 31,                        2001              2000             1999              1998            1997
-------------------------------------------------------------------------------------------------------------------------
EARNINGS DATA
Net Sales                               $75,441,354       $70,951,533      $57,500,109       $54,640,129      $46,000,309
Income before income taxes                7,369,627         5,284,900        3,167,424         2,756,096        1,642,572
Net income                                4,407,845         3,238,062        1,915,437         1,684,243          971,347
Net income per common share:
  Basic                                         .48               .36              .23               .21              .12
  Diluted                                       .46               .35              .21               .19              .12
-------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA
Total assets                            $39,804,201       $39,154,448      $40,152,793       $31,880,894      $24,993,552
Working capital (1)                      16,687,809        16,785,870       14,194,637        11,108,552       10,228,286
Long-term debt including capital leases
  (less current portion)                  7,626,872        11,329,668       13,210,729         6,142,900        3,558,674
Shareholders' equity (2)                 25,921,517        21,751,373       17,896,379        15,535,456       13,417,942
-------------------------------------------------------------------------------------------------------------------------

(1) See Management's Discussion and Analysis of Financial Condition and Results of Operations.
(2) There were no cash dividends declared in any of the periods presented above.

                        TO OUR SHAREHOLDERS, CUSTOMERS,
                       HEALTHCARE PARTNERS AND TEAMMATES

     Fiscal 2001 was an outstanding year for Medical Action. We ended the year with ELEVEN consecutive quarters of record net income and our SIXTH consecutive year of record revenues. Our strength has been built over time through the introduction and continued refinement of innovative products. Medical Action has sustained its leadership role by being responsive to the ever changing needs of our customers; disciplined in accepting new challenges in the markets we serve; anticipating and embracing new opportunities in the form of technological developments; and meeting stringent regulatory requirements.

     Once again, reducing the cost of healthcare was the prevalent byline throughout our industry during this past year-from the manufacturers to the providers to the patients. Both vertical and horizontal integration continued to take place with our competitors, distributors, supply chain partners and our customers. Fortunately, Medical Action responded very well to the opportunities created by this consolidation and integration.

     Medical Action continues to evolve into a leading medical device manufacturer. Our growth in product breadth, markets we serve, as well as geographic reach, has been carefully planned and executed to enhance our competitiveness and to create value for all of our shareholders. Our strategy for sustaining long-term profitable growth and create shareholder value is three-fold; first, generate organic growth from internal product development and efficiencies; second, expand our global network and product offerings by acquisition, when they fit appropriately with our strategy and our culture; and third, to be the low cost producer in all product segments in which we compete. Our organic growth stems from several offerings, developing new products, establishing long-term relationships throughout the healthcare supply chain, capitalizing on our niche specialties and managing our business more efficiently through cost reduction initiatives.

O.R. Disposables          Specialty Sponges
                          Endoscopic
                          Sponges
                          Sponge Counting Systems
                          Light Shields
                          Needle Counters
                          Surgical Marking Systems
                          Magnetic Drapes
                          Convenience Kits

Small Kits and Trays      Suture Removal Trays
                          General Purpose Instrument Trays
                          Laceration Trays
                          Incision and Drainage Trays
                          I.V. Start Kits
                          Central Line  Dressing Trays
                          Wound Dressing Change Trays
                          Sharp Debridement Trays
                          Venipuncture Trays
                          Medical Instruments

O.R. Towels               The standard in quality.
                          Proven cost effective, frees resources,
                          eliminates risk and saves labor.

Laparotomy Sponges        The standard in quality.
                          Best value delivered.

Sterilization Packaging   Pouches
                          Sterility Maintenance Covers
                          Sealers and
                          Cutters
                          Instrument Protection
                          Bowie Dick Test Packs
                          Integrators
                          Indicators

Dressings                 Gauze Sponges
                          Dry Burn
                          Dressings
                          Conforming Bandage Rolls
                          Sof-Krimp
                          Tubegauz(Registered Trademark) Elastic Net
                          Sepro Net(Registered Trademark) Elastic Net

Collection Systems/       Laboratory Specimen Transport Bags
Biohazardous Bags         Patient
                          Belongings Bags
                          Equipment Dust Covers
                          Laundry and Line Collection Bags
                          Chemotherapy Waste Collection Bags
                          Autoclavable Bags
                          Autoclavable Biohazardous Waste and Collection Bags
                          Zip Closure Bags

     We operate as a decentralized, highly responsive organization and continue to make efficiency gains by being leaner, more efficient and having greater focus. We do this in part by investing in information technology and taking the lead in electronic commerce. Our goal is to have each of our products be a leader in its market, to diversify our products and markets and to leverage our resources of expertise, technology and strategic partnerships. Our organization has been put to the test in integrating acquisitions effectively. While we are diverse in national origin, experience and expertise, we are united in our goal to create value by striving for profitable growth, capitalizing on opportunities and staying true to our culture.

     We have a proven track record of meeting challenges head on and turning them into opportunities for growth and value. Medical Action's experienced management team has carefully selected its partners in the past and has become proficient at integrating acquisitions of various sizes into the Medical Action family. The overriding objective remains the same for all acquisitions - to enhance our value and increase earnings for shareholders. We have earned prominence as an organization because we possess certain qualities that, we believe, define leadership.

     Medical Action's culture is based on a core set of beliefs, the most important of which is a commitment to working together for mutual success. By pooling our collective expertise, skills, experience and creativity, we foster dynamic decision making, innovative thinking and unbeatable results. Operating in this team environment fosters a creative and entrepreneurial spirit. We are builders and innovators who have the competency to develop solutions to today's healthcare needs, the foresight to anticipate future needs and the tools it will take to develop them. We have reorganized our manufacturing teams into value streams for each key product segment to align their incentives and goals with those of the marketing and sales teams. The increase in productivity has lowered costs and increased capacity for future growth, and will more importantly, allow us to turn our cost reduction efforts outward to include customers in the process.

[GRAPHIC OMITTED]

     There has been no year in our 24-year history as successful as fiscal 2001. Our financial results speak for themselves. Net sales increased to a record $75,441,000, with the 4th quarter growing by 14% to $19,017,000, compared with $70,952,000 in fiscal 2000. Net income for the year rose 36% to a record $4,408,000, compared with $3,238,000 one year ago. Earnings per basic share increased to a record $.48 from $.36 and earnings per diluted share increased to a record $.46 from $.35.

     During fiscal 2001, we also achieved our goal of strengthening our balance sheet as shareholders' equity increased to $25,922,000 or $2.83 per outstanding share and our long-term debt decreased to $7,625,000 from $11,245,000 in fiscal 2000. Earnings before interest, taxes, depreciation and amortization ("EBITDA") reached $9,622,000, a 25% increase from fiscal 2000 and a more than 500% increase in the past 5 years. This strong cash flow will allow us to internally fund acquisitions, develop new products and increase our return to shareholders.

NET INCOME ($ Millions)

     98    1.684
     99    1.915
     00    3.238
     01    4.408

The successful execution of our strategy in fiscal 2001 produced record earnings and revenue, and generated returns that place Medical Action among the industry leaders.

     Medical Action's financial philosophy is based on a simple commitment to increasing shareholder value. We have stated goals of increasing net income and shareholders' equity by 15% on an average annual basis. As a market leader and low cost provider, Medical Action seeks to build upon its core business by continuing to provide unsurpassed service to customers while producing favorable returns to shareholders.

     Medical Action has maintained exceptional relationships with its customers and business partners. As the industry landscape changed, Medical Action recognized the need to not only maximize shareholder return, but to increase communications with shareholders, potential investors and the investment community. While we believe we have begun to make progress on this front, we intend to spend more time with the investment community in fiscal 2002 as a means to maximize shareholder value. As we have discussed in prior years, we are more committed than ever to building Medical Action into a diversified global medical device manufacturer. We continue to foster new programs and enter into strategic relationships with hospital purchasing alliances and distributors to accomplish this goal.

     With the healthcare system in the United States changing so rapidly, financial stability, adaptability and the ability to react quickly will be fundamental to our success. Industry dynamics, together with the cost pressures of a managed care environment, are providing greater incentives to reducing the number of duplicate vendors for product lines distributed to hospitals and healthcare facilities. Intense competition in the healthcare industry winnows out companies that don't deliver sufficient value. Quality, service, innovations, its people and its relationships with customers combine to make Medical Action a leader in the markets it serves. The realistic scenario means opportunity for resourceful companies. Medical Action's goal is to continue building lasting, personal, value-oriented relationships with customers by maintaining product quality and by being responsive to customer needs.

[GRAPHIC OMITTED]

     Medical Action, because of our preferred vendor status, is strategically positioned to benefit from increased volume as other, less efficient vendors are eliminated. At the same time, there are tough regulatory standards for the medical device industry that present formidable barriers to entry for new competitors. Medical Action's mission is simple - to be the supplier of choice throughout the healthcare supply chain. As customers become more selective in choosing their suppliers, they increasingly require us to adhere to the highest quality standards.

     By remaining focused on being the supplier of choice throughout the healthcare supply chain, we have achieved preferred vendor status with firms that ship more than 80% of the products distributed to the hospital market. Our national accounts team continues to focus on the emerging external influences on hospital purchasing decisions, namely group purchasing organizations ("GPOs") and distributors. By leveraging our domestic market share, low-cost supplier position and leadership in supply chain excellence, Medical Action's portfolio of sole source and/or committed contracts with GPOs is both extensive and complete.

NET SALES ($ Millions)
     98   54.640
     99   57.500
     00   70.952
     01   75.441

The healthcare environment offers unprecedented opportunities for Medical Action to enhance its competitive position and pursue future success.

     We believe that Medical Action is making meaningful progress towards becoming one of the best performing companies from all perspectives:

     FOR SHAREHOLDERS - Medical Action has produced record earnings, revenue and cash flow, while increasing gross margin as a percentage of net sales to the highest level in the Company's history. We are poised for continued growth and will carefully execute our acquisition strategy.

     FOR CUSTOMERS - Medical Action has implemented faster, more convenient access to products and a focused effort to provide exceptional customer service. We have made significant investments in our sales and marketing team that will, without question, solidify our position as the supplier of choice throughout the entire healthcare supply chain.

     FOR OUR EMPLOYEES - Medical Action has made the commitment to be the employer of choice through a variety of results-oriented initiatives based on a team-oriented culture. We fully understand and recognize the need for each and every employee to be a valued contributor to our success.

     As we begin our 25th year of business, our potential remains limitless. Subsequent to fiscal year end, the stock market began to better recognize Medical Action's financial results and we know that's on the mind of many shareholders. But while we do not control the stock market, we do control our own performance. With this in mind, we announced a Stock Repurchase Program in October 2000. During fiscal 2001, we purchased 138,800 shares on the open market at an aggregate cost of $536,000. In the first quarter of fiscal 2002 we purchased an additional 211,300 shares at an aggregate cost of $1,333,000, bringing the cumulative total to 350,100 shares at an average price of $5.39 per share. We have the right strategy and the right people, and as we continue to execute, we believe the market will ultimately recognize that performance.

[GRAPHIC OMITTED]

     We can't think of a better, more exciting time to be part of Medical Action. To maintain our competitive edge, we continue to hire the brightest and the best. We are extremely proud of our employees, who are the embodiment of the spirit that defines Medical Action and who produced our fiscal 2001 results. It is because of them that we are successful. Never before have we had so many markets open to us. Never before have we had so much opportunity within existing product lines. Never before have we been so financially sound that we could consider significant acquisitions. Together, Medical Action employees own more than 30% of Medical Action common stock and are united in sharing the goals of all other shareholders. We would like to thank all of our employees for a superb performance over the past year. We also greatly appreciate the continued support and confidence shown by our shareholders, customers and healthcare partners. While the healthcare landscape will no doubt continue to evolve rapidly, we intend to work hard and stay ahead of the curve and continue to win.

                                        /s/ Paul D. Meringolo
                                        Paul D. Meringolo
                                        Chairman of the Board,
                                        Chief Executive Officer and President

Shareholders' Equity ($ Millions)
          98 15.535
          99 17.896
          00 21.751
          01 25.922

More than 30% of Medical Action's stock is owned by employees who have a direct stake in our profitable growth and share the goals of all shareholders.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                             OF FINANCIAL CONDITION

     The following management's discussion and analysis describes material changes in the results of operations of Medical Action Industries Inc. ("Medical Action" or the "Company") during each of the three years ended March 31, 2001 and the Company's financial condition at that date. Trends of a material nature are discussed to the extent known and considered relevant.

     Certain statements in this discussion constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Statements indicating the Company "plans", "expects", "estimates" or "believes" are forward-looking statements that involve known and unknown risks, including the Company's future economic performance and financial results. The forward-looking statements relate to (i) expansion of the Company's market share, (ii) the Company's growth into new markets, (iii) internal development of new products and product lines, (iv) procurement of export visas for operating room towels from China, which may impact their availability and pricing, and (v) retention of the Company's earnings for use in the operation and expansion of its business.

     Important factors and risks that could cause actual results to differ materially from those referred to in the forward-looking statements include, but are not limited to, the effect of economic and business conditions, the impact of healthcare reform, opportunities for acquisitions, the Company's ability to effectively integrate acquired companies, the ability of the Company to maintain its gross profit margins, the ability to obtain additional financing to expand the Company's business, the ability to successfully compete with the Company's competitors that have greater financial resources, the availability and possible increases in raw material prices, the impact of current or pending legislation and regulation, as well as the risks described from time to time in the Company's filings with the Securities and Exchange Commission, which include its Annual Report on Form10-K and Quarterly Reports on Form 10-Q.

     The forward-looking statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause actual results, performance and/or achievements of the Company to differ materially from any future results, performance or achievements, expressed or implied, by the forward-looking statements, and that in light of the significant uncertainties inherent in forward-looking statements, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved. The Company undertakes no obligation to update periodically any forward-looking statement, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS
FISCAL 2001 COMPARED TO FISCAL 2000

     Net sales for the fiscal year ended March 31, 2001 increased 6% to $75,441,000 from $70,952,000 for the fiscal year ended March 31, 2000. The increase in net sales was primarily attributable to a $1,780,000 or 23% increase in net sales of small kits and trays; a $1,314,000 or 6% increase in net sales of operating room towels and an $825,000 or 44% increase in net sales of collection systems/biohazardous bags. Management believes that the increase in net sales of small kits and trays, operating room towels and collection systems/biohazardous bags product lines was primarily due to greater domestic market penetration.

     Gross profit increased $3,843,000 or 21% to $22,152,000 for the fiscal year ended March 31, 2001 as compared to $18,309,000 for the prior fiscal year. Gross profit as a percentage of sales for the fiscal year ended March 31, 2001 increased to 29% as compared to 26% for the prior fiscal year. The increase in gross profit dollars and gross margin percentage for the fiscal year ended March 31, 2001 was due to increased sales volume, increased manufacturing efficiencies at the Company's manufacturing facility in North Carolina and a decrease in raw material costs.

     Selling, general and administrative expenses increased by $2,076,000 to $14,279,000 for the fiscal year ended March 31, 2001 from $12,203,000 for the prior fiscal year. As a percentage of net sales, selling, general and administrative expenses increased to 19% as compared to 17% for the prior fiscal year. The increase in selling, general and administrative expense dollars and as a percentage of sales was primarily attributable to increased selling expenses associated with achieving higher net sales. The increase in selling expenses consisted primarily of increased commissions, salaries and shipping costs. The increase in salaries was in part due to the expansion of existing sales territories as well as expansion into new markets.

     Interest expense decreased 69% to $567,000 or 1% of net sales from $822,000 or 1% of net sales for the fiscal years ended

     March 31, 2001 and March 31, 2000, respectively. The decrease in interest expense was attributable to a decrease in the average principal loan balances outstanding during the fiscal year ended March 31, 2001 as compared to the fiscal year ended March 31, 2000. The decrease in principal loan balances outstanding during the year was primarily attributable to net cash provided from operating activities during fiscal 2001.

     Net income for the fiscal year ended March 31, 2001 was $4,408,000 or $.48 per basic share and $.46 per diluted share as compared to $3,238,000 or $.36 per basic and $.35 per diluted share for the fiscal year ended March 31, 2000. The increase in net income was attributable to the increase in net sales, gross profits and a decrease in interest expense, which were partially offset by an increase in selling, general and administrative expenses.

FISCAL 2000 COMPARED TO FISCAL 1999

     Net sales for the fiscal year ended March 31, 2000 increased 23% to $70,952,000 from $57,500,000 for the fiscal year ended March 31, 1999. The increase in net sales was primarily attributable to a $9,744,000 increase in net sales of the Acme product line acquired on March 22, 1999; a $2,834,000 or 16% increase in net sales of operating room towels and a $534,000 or 3% increase in net sales of laparotomy sponges. Management believes that the increase in net sales of laparotomy sponges was primarily due to increased penetration of international markets and the increase in the net sales of operating room towels was primarily due to greater domestic market penetration.

     The Company presently obtains a portion of its raw materials for operating room towels from China. These operating room towels are designated as a textile, for which an export visa is required. These export visas could adversely impact the availability and pricing of operating room towels. In the event that these quota restrictions reduce the availability and pricing of operating room towels, the Company will accelerate its procurement of operating room towels from China and secure operating room towels from sources outside of China. Management presently anticipates that it will be able to meet the Company's requirements of operating room towels through fiscal 2001 without an adverse effect on pricing.

     Gross profit increased $5,025,000 or 38% to $18,309,000 for the fiscal year ended March 31, 2000 as compared to $13,284,000 for the prior fiscal year. Gross profit as a percentage of sales for the fiscal year ended March 31, 2000 increased to 26% as compared to 23% for the prior fiscal year. The increase in gross profit dollars for the fiscal year ended March 31, 2000 was due to increased sales volume, increased manufacturing efficiencies at the Company's manufacturing facility in North Carolina and a decrease in raw material costs.

     Selling, general and administrative expenses increased by $2,662,000 to $12,203,000 for the fiscal year ended March 31, 2000 from $9,541,000 for the prior fiscal year. As a percentage of net sales, selling, general and administrative expenses remained at 17% as compared to the prior fiscal year. The increase in selling, general and administrative expense dollars was primarily attributable to increased selling expenses associated with achieving higher net sales and due to increased expense associated with the integration of the Acme acquisition.

     Interest expense, net increased 43% to $822,000 or 1% of net sales from $576,000 or 1% of net sales for the fiscal years ended March 31, 2000 and March 31, 1999, respectively. The increase in interest expense was attributable to an increase in the average principal loan balances outstanding during the fiscal year ended March 31, 2000 as compared to the fiscal year ended March 31, 1999. The increase in principal loan balances outstanding during the year was primarily attributable to net cash used to purchase the Acme product line on March 22, 1999.

     Net income for the fiscal year ended March 31, 2000 was $3,238,000 or $.36 per basic share and $.35 per diluted share as compared to $1,915,000 or $.23 per basic and $.21 per diluted share for the fiscal year ended March 31, 1999. The increase in net income was attributable to the increase in net sales and gross profits, which were partially offset by an increase in selling, general and administrative expenses and interest expense.

LIQUIDITY AND CAPITAL RESOURCES

     Current assets have increased $52,000 to $22,343,000 at March 31, 2001 from $22,291,000 at March 31, 2000. The increase was primarily attributable to an $867,000 increase in accounts receivable and a $94,000 increase in deferred income taxes, which was partially offset by a $904,000 decrease in inventory. The decrease in inventory was attributed to better inventory management and the increase in accounts receivable was attributed to increased sales. The Company had working capital of $16,688,000 with a current ratio of 3.95 at March 31, 2001 as compared to working capital of $16,786,000 with a current ratio of 4.05 at March 31, 2000. Total borrowings outstanding were $8,985,000 with a debt to equity ratio of .35 at March 31, 2001 as compared to $12,355,000 with a debt to equity ratio of .57 at March 31, 2000. The decrease in total borrowings outstanding at year-end is primarily due to net cash provided by operating activities.

     On March 18, 1999, the Company signed a Loan Agreement and Revolving Credit Note (the "Agreement") with its existing bank. The Agreement, which expires on March 31, 2003, contains a borrowing limit of $20,000,000. The Agreement bears interest at either the prime lending rate or at the LIBOR rate plus applicable margins. Long-term funds available under this Agreement amounted to $12,888,000 at March 31, 2001 as defined in the borrowing base formula. The loan amount is collateralized by all of the assets of the Company and contains certain restrictive covenants, which, among other matters, impose limitations with respect to the incurrence of liens, guarantees, mergers, acquisitions, capital expenditures, specified sales of assets and prohibits the payment of dividends. At March 31, 2001, the Company was in compliance with all such covenants and financial ratios.

     The Company has financed its operations primarily through cash flow from operations and borrowings from its existing credit facilities. At March 31, 2001, the Company had a cash balance of $640,000 as compared to $602,000 at March 31, 2000. The Company's operating activities provided cash of $6,030,000 and $6,710,000 for the years ended March 31, 2001 and 2000, respectively. Net cash provided during the year ended March 31, 2001 consisted primarily of net income from operations, depreciation and amortization, decreases in inventories, and increases in accrued income taxes and accrued expenses. These sources of cash were partially offset by an increase in accounts receivable and a decrease in accounts payable.

     Investing activities used net cash of $2,067,000 and $865,000 during the years ended March 31, 2001 and 2000, respectively. The principal use during the year ended March 31, 2001 was for the purchase of the Company's new corporate headquarters and was financed using its existing credit facilities.

     Financing activities used cash of $3,926,000 and $5,915,000 during the years ended March 31, 2001 and 2000, respectively. Financing activities during the year ended March 31, 2001 used cash primarily for net principal payments on its existing credit facilities and capital lease obligations of $3,544,000 and the repurchase of the Company's common stock of $536,000.

     At March 31, 2001, the Company had no material commitments for capital expenditures.

     The Company believes that the anticipated future cash flow from operations, coupled with its cash on hand and available funds under its revolving credit agreement, will be sufficient to meet its working capital requirements for fiscal 2002.

     The Company believes that the relatively moderate rates of inflation in 2001 and 2000 have not had a significant impact on sales and profitability.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The Company is exposed to interest rate change market risk with respect to its credit facility with a financial institution which is priced based on the prime rate of interest plus a spread of up to 1/4%, LIBOR rate plus a spread of up to 2 1/2%, or at 1 1/4% over the prevailing bankers' acceptance rate. The spread over prime and LIBOR rates is determined based upon the Company's performance with regard to agreed-upon financial ratios. The Company decides at its sole discretion as to whether borrowings will be at prime, LIBOR or bankers' acceptance rates. At March 31, 2001, $4,385,000 was outstanding under the credit facility. Changes in the prime rate, LIBOR rates or bankers' acceptance rates during fiscal 2001 will have a positive or negative effect on the Company's interest expense. Each 1% fluctuation in the interest rate will increase or decrease interest expense for the Company by approximately $44,000 on an annualized basis.

     In addition, the Company is exposed to interest rate change market risk with respect to the proceeds received from the issuance and sale by the Buncombe County Industrial and Pollution Control Financing Authority Industrial Development Revenue Bonds. At March 31, 2001, $4,600,000 was outstanding for these Bonds. The Bonds bear interest at a variable rate determined weekly. During fiscal 2001, the interest rate on the Bonds approximated 4.2%. Each 1% fluctuation in interest rates will increase or decrease interest expense on the Bonds by approximately $46,000 on an annualized basis.

     A significant portion of the Company's raw materials are purchased from India and China. All such purchases are transacted in U.S. dollars. The Company's financial results, therefore, could be impacted by factors such as changes in foreign currency, exchange rates or weak economic conditions in foreign countries in the procurement of such raw materials. To date, sales of the Company's products outside the United States have not been significant.

BALANCE SHEETS
MEDICAL ACTION INDUSTRIES INC.
------------------------------------------------------------------------------------------------------------
     March 31,                                                                        2001          2000
     -------------------------------------------------------------------------------------------------------
     ASSETS
     Current assets:
       Cash ....................................................................  $   639,548   $   601,871
       Accounts receivable, less allowance for doubtful accounts of $193,000 at
         March 31, 2001 and $157,000 at March 31, 2000 .........................    8,606,318     7,739,406
       Inventories .............................................................   12,547,526    13,451,089
       Prepaid expenses ........................................................      283,586       238,599
       Deferred income taxes ...................................................      210,758       116,857
       Other current assets ....................................................       55,590       143,506
     -------------------------------------------------------------------------------------------------------
     Total current assets ......................................................   22,343,326    22,291,328
     Property and equipment, net ...............................................    9,617,292     8,425,334
     Due from officers .........................................................      383,051       383,051
     Intangibles, less accumulated amortization of
         $1,565,447 at March 31, 2001 and $1,111,448 at March 31, 2000 .........    7,174,736     7,628,736
     Other assets ..............................................................      285,796       425,999
     -------------------------------------------------------------------------------------------------------
     Total assets ..............................................................  $39,804,201   $39,154,448
     -------------------------------------------------------------------------------------------------------

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current liabilities:
       Accounts payable ........................................................  $ 2,109,158   $ 2,879,039
       Accrued expenses ........................................................    1,787,337     1,342,542
       Accrued income taxes ....................................................      316,230          --
       Current portion of capital lease obligations ............................       82,792       173,877
       Current portion of long-term debt .......................................    1,360,000     1,110,000
     -------------------------------------------------------------------------------------------------------
     Total current liabilities .................................................    5,655,517     5,505,458
     Deferred income taxes .....................................................      600,295       567,949
     Capital lease obligations, less current portion ...........................        1,872        84,668
     Long-term debt, less current portion ......................................    7,625,000    11,245,000
     -------------------------------------------------------------------------------------------------------
                                                                                   13,882,684    17,403,075
     -------------------------------------------------------------------------------------------------------
     Commitments and contingencies
     Shareholders' equity:
       Preferred stock, 5,000,000 shares authorized, $.001 par value:
         none issued at March 31, 2001 and 2000 ................................         --            --
       Common stock, 15,000,000 shares authorized, $.001 par value:
         issued 9,155,115 shares at March 31, 2001 and 9,198,022 shares
         at March 31, 2000 .....................................................        9,155         9,198
     Additional paid-in capital, net ...........................................    9,435,843     9,673,501
     Retained earnings .........................................................   16,476,519    12,068,674
     -------------------------------------------------------------------------------------------------------
     Total shareholders' equity ................................................   25,921,517    21,751,373
     -------------------------------------------------------------------------------------------------------
     Total liabilities and shareholders' equity ................................  $39,804,201   $39,154,448
     -------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements


STATEMENTS OF EARNINGS
MEDICAL ACTION INDUSTRIES INC.
------------------------------------------------------------------------------------------------------------------
     Year ended March 31,                                                  2001             2000          1999
     -------------------------------------------------------------------------------------------------------------
     Net Sales ......................................................   $75,441,354     $70,951,533    $57,500,109
     Cost of Sales ..................................................    53,289,057      52,642,270     44,216,462
     -------------------------------------------------------------------------------------------------------------
     Gross Profit ...................................................    22,152,297      18,309,263     13,283,647
     -------------------------------------------------------------------------------------------------------------
     Selling, general and administrative expenses ...................    14,278,551      12,202,514      9,540,639
     Interest expense ...............................................       566,690         821,849        575,584
     Interest (income) ..............................................       (62,571)           --             --
     -------------------------------------------------------------------------------------------------------------
                                                                         14,782,670      13,024,363     10,116,223
     -------------------------------------------------------------------------------------------------------------
     Income before taxes ............................................     7,369,627       5,284,900      3,167,424
     Income tax expense .............................................     2,961,782       2,046,838      1,251,987
     -------------------------------------------------------------------------------------------------------------
     Net income .....................................................    $4,407,845      $3,238,062     $1,915,437
     -------------------------------------------------------------------------------------------------------------
     Net income per common share
       Basic ........................................................          $.48            $.36           $.23
       Diluted ......................................................          $.46            $.35           $.21
     -------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these statements

STATEMENT OF SHAREHOLDERS' EQUITY
MEDICAL ACTION INDUSTRIES INC.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Total
------------------------------------------------------------------------------------------------------------------------------------
                                                     Common Stock         Additional       Deferred        Retained  Shareholders'
                                               Shares           Amount  Paid-In Capital  Compensation      Earnings     Equity
------------------------------------------------------------------------------------------------------------------------------------
Balance at April 1, 1998 ..................   8,401,039         $8,401    $8,809,375      $(197,495)     $6,915,175     $15,535,456
Issuance of common stock:
  On exercise of stock options, net .......     174,500            174       148,191                                        148,365
Amortization of deferred compensation                                                       128,592                         128,592
Fair value of warrants granted for an
  acquisition .............................                                   73,500                                         73,500
Cancellation of bonus stock issued
  under Restricted Management Stock
  Bonus Plan ..............................      (1,250)            (1)       (3,124)         3,127                               2
Tax benefit from vesting of stock under
  Restricted Management Stock Bonus Plan
  and exercise of options .................                                   95,027                                         95,027
Net income ................................                                                               1,915,437       1,915,437
------------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 1999 .................   8,574,289          8,574     9,122,969        (65,776)      8,830,612      17,896,379
Issuance of common stock:
  On exercise of stock options and
  warrants, net ...........................     623,733            624       276,116                                        276,740
Amortization of deferred compensation .....                                                  65,776                          65,776
Tax benefit from vesting of stock under
  Restricted Management Stock Bonus Plan,
  exercise of warrants and options ........                                  274,416                                        274,416
Net income ................................                                                               3,238,062       3,238,062
------------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 2000 .................   9,198,022          9,198     9,673,501             --      12,068,674      21,751,373

Issuance of common stock: .................
  On exercise of stock options, net .......      95,893             96       154,179                                        154,275
Fair value of warrants granted for services                                   89,000        (89,000)             --              --
Amortization expense of warrants granted
  for services ............................                                                  65,270                          65,270
Repurchase of common stock ................    (138,800)          (139)     (535,776)                                      (535,915)
Tax benefit from exercise of
  stock options ...........................                                   78,669                                         78,669
Net income ................................                                                               4,407,845       4,407,845
------------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 2001 .................   9,155,115         $9,155    $9,459,573       $(23,730)    $16,476,519     $25,921,517
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of this statement.

STATEMENT OF CASH FLOWS
MEDICAL ACTION INDUSTRIES INC.


--------------------------------------------------------------------------------------------------------------------------
      Year ended March 31,                                                        2001            2000            1999
      --------------------------------------------------------------------------------------------------------------------
      OPERATING ACTIVITIES
      Net income ..........................................................   $  4,407,845    $  3,238,062    $  1,915,437
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Depreciation and amortization ...................................      1,418,287       1,318,272         912,025
          Provision for doubtful accounts .................................         36,000          28,000          27,000
          Deferred income taxes ...........................................        (61,555)         73,021          22,871
          Deferred compensation ...........................................         65,270          65,776         128,592
          Loss on sale of property and equipment ..........................         (3,313)           --              --
          Changes in operating assets and liabilities, net of acquisitions:
           Accounts receivable ............................................       (902,912)     (1,701,520)        327,222
           Inventories ....................................................        903,563       2,014,154         259,317
           Prepaid expenses, other current assets and other receivables ...        (64,864)         87,960          80,597
           Other assets ...................................................         54,203          36,347         (92,900)
           Accounts payable ...............................................       (769,881)      1,103,827         333,964
           Accrued income taxes ...........................................        502,692         191,202            --
           Accrued expenses, payroll and taxes ............................        444,795         254,949         164,990
      --------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities ...........................      6,030,130       6,710,050       4,079,115
      --------------------------------------------------------------------------------------------------------------------

      INVESTING ACTIVITIES
      Purchase price and related acquisition costs ........................           --            54,175      (7,287,467)
      Purchases of property and equipment .................................     (2,074,432)       (819,314)       (782,934)
      Proceeds from sale of property, plant and equipment .................          7,500            --              --
      Loans to officers - net .............................................           --           (99,845)       (228,168)
      --------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities ...............................     (2,066,932)       (864,984)     (8,298,569)
      --------------------------------------------------------------------------------------------------------------------

      FINANCING ACTIVITIES
      Proceeds from revolving line of credit,
        term loan and long-term borrowings ................................      5,180,000       7,346,920      11,811,137
      Principal payments on revolving line of credit,
        long-term debt, and capital lease obligations .....................     (8,723,881)    (13,538,971)     (7,500,750)
      Proceeds from exercise of employee stock options ....................        154,275         276,740         305,867
      Repurchases of company common stock .................................       (535,915)           --              --
      --------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities .................     (3,925,521)     (5,915,311)      4,616,254
      --------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in cash .........................................         37,677         (70,245)        396,800
      Cash at beginning of year ...........................................        601,871         672,116         275,316
      --------------------------------------------------------------------------------------------------------------------
      Cash at end of year .................................................   $    639,548    $    601,871    $    672,116
      --------------------------------------------------------------------------------------------------------------------
      Supplemental disclosures:
        Interest paid .....................................................   $    798,586    $    945,384    $    695,505
      --------------------------------------------------------------------------------------------------------------------
        Income taxes paid .................................................   $  2,524,276    $  1,782,549    $  1,182,681
      --------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
MEDICAL ACTION INDUSTRIES INC. o  MARCH 31, 2001
--------------------------------------------------------------------------------
NOTE 1 -SIGNIFICANT ACCOUNTING POLICIES

INVENTORIES

     Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Leases meeting the criteria for capitalization are recorded at the present value of future lease payments. Maintenance and repairs are charged to operations as incurred and expenditures for major improvements are capitalized. The carrying amount and related accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and any resulting gain or loss is reflected in operations in the year of disposal. Depreciation of property and equipment is provided on a straight-line basis over the estimated useful lives of the related assets (buildings-40 years; factory equipment-10 to 20 years; fixtures and other equipment-3 to 5 years). Accelerated methods of depreciation are used for tax purposes. Amortization of leasehold improvements is provided on the straight-line method over the period of their economic or related lease lives, whichever is less.

INTANGIBLES

     Intangibles, consisting primarily of goodwill and trademarks, represent the excess of the aggregate price paid by the Company over the fair market value of the tangible assets acquired in business acquisitions accounted for as a purchase. Goodwill and other identifiable intangible assets are amortized on a straight-line basis from 10 to 20 years.

     The Company reviews for the impairment of long-lived assets and certain identifiable intangibles (including the excess of cost over fair value of net assets acquired and property and equipment) whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. The Company has not identified any such impairment losses.

REVENUE RECOGNITION

     The Company recognizes income (sales) as products are shipped and title passes to customers.

CURRENCY

     All of the Company's sales and purchases were transacted in U.S. dollars.

STOCK COMPENSATION

     The Company measures employee and director compensation plans using the intrinsic value method and as provided in Note 9 pro forma disclosures of the effect on net income and earnings per share as if the fair value-based method had been applied in measuring compensation expense.

EARNINGS PER SHARE INFORMATION

     Basic earnings per share is based on the weighted average number of common shares outstanding without consideration of potential common stock. Diluted earnings per share is based on the weighted average number of common and potential common shares outstanding. The calculation takes into account the shares that may be issued upon exercise of stock options and warrants, reduced by the shares that may be repurchased with the funds received from the exercise, based on average prices during the year. Excluded from the calculation of earnings per share are options and warrants to purchase 7,500, 72,500 and 543,500 shares in fiscal 2001, 2000 and 1999 respectively, as their inclusion would have been antidilutive. Note 8 displays a table showing the computation of basic and diluted earnings per share.

BUSINESS CONCENTRATIONS

     The Company manufactures and distributes disposable medical products principally to medical product distributors, and hospitals located throughout the United States. The Company performs credit evaluations of its customers' financial condition and does not require collateral. Receivables are generally due within 30-90 days. Credit losses relating to customers have historically been minimal and within management's expectations. (See Note 11 for major customers.)

     A significant portion of the Company's raw materials are purchased from India and China. All such purchases are transacted in U.S. dollars. The Company's financial results, therefore, could be impacted by factors such as foreign currency, exchange rates or weak economic conditions in foreign countries in the procurement of such raw materials.

USE OF ESTIMATES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     The Company has estimated the fair value of financial instruments using available market information and other valuation methodologies in accordance with Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments." Management of the Company believes that the fair value of financial instruments, consisting of cash, accounts receivable, accounts payable, and debt, approximates carrying value due to the immediate or short-term maturity associated with its cash, accounts receivable and accounts payable, and the interest rates associated with its debt.

--------------------------------------------------------------------------------
NOTE 2 - INVENTORIES

Inventories consist of the following:

     -------------------------------------------------------------------------
     March 31, ...........................          2001              2000
     -------------------------------------------------------------------------
     Finished goods ......................     $ 5,671,373       $ 5,343,873
     Raw materials .......................       6,876,153         8,107,216
     -------------------------------------------------------------------------
     Total ...............................     $12,547,526       $13,451,089
     -------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment (including those arising from capital leases) are summarized as follows:

     -------------------------------------------------------------------------
     March 31,                                      2001              2000
     -------------------------------------------------------------------------
     Land and buildings ..................     $ 6,531,176       $ 5,098,056
     Machinery and equipmen ..............       7,039,459         6,693,808
     Furniture and fixtures ..............         688,514           769,893
     Leasehold improvements ..............               0            57,115
     Capital leases - equipment ..........         785,303           785,303
     Automobiles and trucks ..............               0             6,820
     -------------------------------------------------------------------------
                                                15,044,452        13,410,995
     Less accumulated depreciation
       and amortization ..................       5,427,160         4,985,661
     -------------------------------------------------------------------------
                                               $ 9,617,292       $ 8,425,334
     -------------------------------------------------------------------------

Depreciation expense amounted to $878,287 and $777,272 in the fiscal years ended March 31, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS

     At various times during fiscal 2000, the Company made loans to certain officers, which totaled $884,445 bringing the cumulative total to $1,368,901 at March 31, 2000. The balance remained at $1,368,901 at March 31, 2001.

     The loans are classified as non-current assets except for the portions, which involve the purchase of the Company's common stock. The amount involving the purchase of the Company's common stock, which has been deducted from shareholders' equity, was $985,850 and remained unchanged from the year ended March 31, 2000. Certain loans, which relate to the exercise of stock options, aggregating approximately $883,000, bear interest at 7% and are due June 2004. The balance of the loans, which are non-interest bearing, are payable on demand; however, the Company does not presently anticipate demanding repayment.

     In October 1997, the Company entered into a Consulting Agreement with the Company's former Chief Executive Officer and Chairman of the Board. The Consulting Agreement provides for an annual fee of $275,000, payable in equal monthly installments, for the ten (10) year period ending December 31, 2007. The consulting services to be provided to the Company include, but are not limited to, the evaluation of the progress of the Company's business development, analysis of the Company's financial condition and proposed operations and the projected financial results thereof. In addition, the Consulting Agreement provides that the Company's former Chief Executive Officer will not, either directly or indirectly, engage in any business competitive to that being carried on by the Company.

--------------------------------------------------------------------------------
NOTE 5 - INCOME TAXES

Income tax expense (benefit) consists of the following:

     -------------------------------------------------------------------------
     March 31, .........................      2001          2000        1999
     -------------------------------------------------------------------------
     Current:
       Federal .........................  $2,437,105   $1,704,232  $1,057,160
       State ...........................     586,232      269,585     171,956
       Deferred ........................     (61,555)      73,021      22,871
     -------------------------------------------------------------------------
                                          $2,961,782   $2,046,838  $1,251,987
     -------------------------------------------------------------------------

The following table indicates the significant elements contributing to the difference between the statutory federal tax rate and the Company's effective tax rate for 2001, 2000 and 1999:

     -------------------------------------------------------------------------
     March 31, .........................      2001          2000        1999
     -------------------------------------------------------------------------
     Statutory rate ....................        34.0%        34.0%       34.0%
     State taxes .......................         4.7          3.5         3.4
     Nondeductible expenses ............          .8          1.2         1.8
     Other .............................          .7          --           .3
     -------------------------------------------------------------------------
     Effective tax rate ................        40.2%        38.7%       39.5%
     -------------------------------------------------------------------------

The components of deferred tax assets and deferred tax liabilities at March 31, 2001, 2000 and 1999 are as follows:

     -------------------------------------------------------------------------
     March 31, .........................      2001          2000        1999
     -------------------------------------------------------------------------
     Deferred tax assets
       Inventory valuation allowance ...    $137,419      $57,198     $68,767
       Allowance for doubtful accounts .      73,339       59,659      49,019
     -------------------------------------------------------------------------
     Total deferred tax assets .........    $210,758     $116,857    $117,786
     -------------------------------------------------------------------------
     Deferred tax liabilities
     Depreciation and amortization .....    $600,295     $567,949    $495,857
     -------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE 6 - LEASES

The Company leases certain equipment and vehicles under noncancelable capital and operating leases expiring in various years through fiscal 2006.

The following is a schedule of future minimum payments, by year and in the aggregate, under capital leases and noncancelable operating leases with initial or remaining terms of one year or more at March 31, 2001:

     --------------------------------------------------------------------------
                                                     Capital     Operating
                                                      Leases       Leases
     --------------------------------------------------------------------------
     Year ended March 31,
     2002 ........................................   $85,536      $56,699
     2003 ........................................     1,902       47,756
     2004 ........................................        --       26,297
     2005 ........................................        --       19,396
     2006 ........................................        --        8,963
     --------------------------------------------------------------------------
     Total minimum lease payments ................    87,438     $159,111
     Amounts representing interest ...............     2,774
     --------------------------------------------------------------------------
     Present value of net minimum lease payments
     ($82,792 of which is current) ...............   $84,664
     --------------------------------------------------------------------------

     Rental expense under operating leases was $210,260, $286,091 and $254,162 for the fiscal years ended March 31, 2001, 2000 and 1999, respectively.

--------------------------------------------------------------------------------
NOTE 7 - LONG-TERM DEBT

     March 31,                                     2001             2000
     -----------------------------------------------------------------------
     Revolving credit agreement (a) .......      $635,000        $1,395,000
     Term loan (a) ........................     3,750,000         6,000,000
     Industrial Revenue Bonds (b) .........     4,600,000         4,960,000
     -----------------------------------------------------------------------
                                                8,985,000        12,355,000
     Less current portion .................     1,360,000         1,110,000
     -----------------------------------------------------------------------
                                               $7,625,000       $11,245,000
     -----------------------------------------------------------------------

     (a) On March 18, 1999, the Company signed a Loan Agreement and Revolving Credit Note with its existing bank. This agreement which expires on March 31, 2003, replaces the Fourth Amended and Restated Revolving Credit Note and Agreement with the same bank. The credit agreement provides for a borrowing of $20,000,000 and is divided into two types of borrowing facilities (i) a term loan with a principal amount of up to $6,000,000 and (ii) revolving credit loans, which amounts may be borrowed, repaid and reborrowed up to $14,000,000. Interest on the term loan (6.6% at March 31, 2001) shall equal the prime rate plus the prime applicable margin if any or at the Company's option at the adjusted LIBOR rate plus the LIBOR applicable margin. The margin's range from prime rate to prime rate plus 1/4% for prime rate loans and LIBOR plus 1 1/2% to LIBOR plus 2 1/2% for LIBOR rate loans. The rate is determined quarterly based on agreed-upon financial ratios. Interest on revolving credit loans (8.00% at March 31, 2001) shall equal the prime rate or at the Company's option at the LIBOR rate plus the applicable margin. The LIBOR margin ranges from LIBOR plus 1 1/2% to LIBOR plus 2 1/4%. The rates are determined quarterly based on agreed-upon financial ratios. The revolving credit agreement also has sublimits of $8,500,000 of bankers' acceptances, which bear interest at 1 1/4% over the prevailing bankers' acceptances rate, and a $4,000,000 sublimit for letters of credit. There were no outstanding bankers' acceptances at March 31, 2001 and 2000, respectively. The weighted average interest rate in such short-term borrowings outstanding was 6.65% at March 31, 2001. The term loan is payable in twenty-three (23) quarterly principal installments of $250,000, commencing on July 1, 2000 and continuing quarterly thereafter until April 1, 2006, when any remaining principal amount shall be due and payable. Due to accelerated payments on the term loan the company anticipates that it will complete repayment of the term loan by December of 2004. Borrowings on the revolving credit agreement is further limited to 80% of eligible accounts receivable, as defined, and 55% of eligible inventory, as defined, with a sublimit of $9,000,000. Borrowings under this agreement are collateralized by all the assets of the Company, and the agreement contains certain restrictive covenants, which, among other matters, impose limitations with respect to the incurrence of liens, guarantees, mergers, acquisitions, capital expenditures, specified sales of assets and prohibits the payment of dividends. The Company is also required to maintain various financial ratios with which it is in compliance at March 31, 2001.

     (b) On July 9, 1997 the Company acquired approximately 32 acres of land located in Arden, North Carolina and an existing 205,000 square foot building located thereon (the "Arden Facility"). The purchase price for the Arden Facility was $2,900,000, which was paid at closing. The acquisition of the Arden Facility was financed with the proceeds from the issuance and sale by The Buncombe County Industrial Facilities and Pollution Control Financing Authority of its $5,500,000 Industrial Development Revenue Bonds (Medical Action Industries Inc. Project), Series 1997 (the "Bonds"). Interest on the Bonds is payable on the first business day of each January, April, July and October commencing October, 1997 and ending July, 2013. Principal payments are due and payable in 60 consecutive quarterly installments of $90,000 commencing October 1, 1998 and ending July 1, 2013 with a final maturity payment of $190,000. The Bonds bear interest at a variable rate, determined weekly. The interest rate on the Bonds at March 31, 2001 was 3.7% per annum. In connection with the issuance of the Bonds, the Company entered into a Letter of Credit and Reimbursement Agreement dated as of July 1, 1997 with a bank for approximately $5,800,000 (the "Reimbursement Agreement") to support principal and interest payments of the Bonds and requires payment of an annual fee of .85% of the remaining balance. The Company also entered into a Remarketing Agreement, pursuant to which the Remarketing Agent will use its best efforts to arrange for a sale in the secondary market of such Bonds. The Remarketing Agreement provides for the payment of an annual fee of .125% of the remaining balance.

     As of March 31, 1998, the Company had used all of the $5,500,000 proceeds from the Bonds for the purchase and rehabilitation of the Arden Facility and for the acquisition of machinery and equipment.

     Maturities of long-term debt are as follows at March 31, 2001:

     -------------------------------------------------------------------
     2002 .........................................      $1,360,000
     2003 .........................................       1,995,000
     2004 .........................................       1,360,000
     2005 .........................................       1,110,000
     2006 .........................................         360,000
     Thereafter ...................................       2,800,000
     -------------------------------------------------------------------
                                                         $8,985,000
     -------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 8 - EARNINGS PER SHARE

     --------------------------------------------------------------------------
                                             2001          2000         1999
     --------------------------------------------------------------------------
     Numerator:
     Net income for basic and
       diluted earnings per share .....  $4,407,845    $3,238,062   $1,915,437
     --------------------------------------------------------------------------
     Denominator:
     Denominator for basic
       earnings per share -
         weighted average shares ......   9,217,635     9,007,934    8,465,770
     Effect of dilutive securities:
     Employee stock options ...........     346,906       332,875      453,370
     Non-vested restricted stock ......          --         3,777       47,381
     Warrants .........................      16,648        14,129       23,377
     --------------------------------------------------------------------------
     Dilutive potential common shares .     363,554       350,781      523,128
     Denominator for diluted earnings
       per share - adjusted
       weighted average shares ........   9,581,189     9,358,715    8,988,898
     --------------------------------------------------------------------------
     Basic earnings per share .........        $.48          $.36         $.23
     Diluted earnings per share .......        $.46          $.35         $.21
     --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 9 - SHAREHOLDERS' EQUITY AND STOCK PLANS

     During fiscal 1990, the Company's Board of Directors and stockholders approved a Non-Qualified Stock Option Plan (the "Non-Qualified Option Plan"). The Non-Qualified Option Plan, as amended, authorizes the granting to employees of the Company options to purchase an aggregate of 2,150,000 shares of the Company's common stock. The options are granted at the fair market price or at a value that is not less than 85% of the fair market value on the date of grant. The options are exercisable in two equal installments on the first and second anniversary of the date of grant. Options expire from five to ten years from the date of grant unless the employment is terminated, in which event, subject to certain exceptions, the options terminate two months subsequent to date of termination. At March 31, 2001, there were 201,125 shares available for granting of future options. The number of shares exercisable at March 31, 2001, 2000 and 1999 were 417,500, 411,250 and 517,000, respectively.

     In 1994, the Company's Board of Directors and stockholders approved the 1994 Stock Incentive plan (the "Incentive Plan"), which, as amended, covers 850,000 shares of the Company's common stock. The Incentive Plan, which expires in 2004, permits the granting of incentive stock options, shares of restricted stock and non-qualified stock options. All officers and key employees of the Company and its affiliates are eligible to participate in the Incentive Plan. The Incentive Plan is administered by the Stock Option Committee of the Board of Directors, which determines the persons to whom, and the times at which, awards will be granted. In addition, the Stock Option Committee decides the type of awards to be granted and all other related terms and conditions of the awards. The per share exercise price of any option may not be less than the fair market value of a share of common stock at the time of grant. Grants outstanding at March 31, 2001 vest in two equal installments on the first and second anniversary of the date of grant. Future grants may have different vesting schedules. At March 31, 2001, there were 10,000 shares available for future grants. At March 31, 2001, 30,000 shares of restricted stock are outstanding, which have all vested. Furthermore, the number of non-qualified options exercisable at March 31, 2001, 2000, and 1999 were 510,000, 380,000 and 512,500, respectively. No incentive options have been issued under this plan.

     The Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan") was approved by the stockholders in August 1996 and covers 100,000 shares of the Company's common stock. Under the terms of the Director Plan, each non-employee director of the Company will be granted each year an option to purchase 2,500 shares of the Company's common stock. The authorization for grants under the Director Plan will expire after the annual meeting in 2006. The Company believes that the Director Plan will encourage stock ownership by non-employee directors, thus benefiting stockholders by giving such directors a proprietary interest in the Company. Also, the Director Plan will enhance the Company's ability to attract, retain and suitably reward directors of exceptional ability, upon whose leadership and management skills the Company's future rests in large part. At March 31, 2001, there were 70,000 shares available for granting of future options. All of the options to purchase 30,000 shares were exercisable at March 31, 2001.

     During the year ended March 31, 2001, the Company repurchased and retired 138,800 shares of its common stock at an average price of $3.86 per share. Subsequent to year-end, the Company repurchased and retired an additional 211,300 shares of its common stock at an average price of $6.31 per share, bringing the cumulative total to 350,100 shares at an average price of $5.39 per share. In July 2000, the Board of Directors approved the issuance of a five-year warrant to purchase the Company's common stock as consideration for services. The warrant, which expires on June 30, 2005, permits the holder to purchase 50,000 shares of common stock after a one-year holding period at $3.47 per share, the market value on the date of grant.

     Pursuant to an acquisition, the Board of Directors approved the issuance of a ten-year warrant to purchase 50,000 shares of the Company's common stock at $2.84 per share. The warrant expires on March 22, 2009.

     Pursuant to an employment agreement expiring in October 2000, the Board of Directors approved the issuance of a five-year warrant to purchase the Company's common stock to a former principal stockholder of Dayhill Corporation. The warrant, which expires on October 30, 2002, permits the holder to purchase 35,000 shares of common stock at $3.94 per share, the market value on the date of grant.


Option activity under the option plans during the three years ended March 31, 2001 is summarized as follows:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1996 Non-Employee            Weighted
                             Non-Qualified Option Plan    1994 Stock Incentive Plan     Directors Stock Option Plan      Average
                             Number of     Option Price   Number of    Option Price       Number of    Option Price    Option Price
                              Shares         Per Share      Shares       Per Share         Shares       Per Share        Per Share
-----------------------------------------------------------------------------------------------------------------------------------
Balance at April 1, 1998 ..   849,500      $.97 - $3.25     550,000     $.97 - $2.38       7,500             $3.00         $2.02
-----------------------------------------------------------------------------------------------------------------------------------
Granted ...................   184,000     $2.69 - $3.88     260,000    $2.63 - $3.38       7,500             $3.25         $3.18
Exercised .................  (174,500)     $.97 - $2.38          --               --          --                --          1.75
Cancelled .................   (59,000)    $3.00 - $3.38          --               --          --                --          3.28
-----------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 1999 .   800,000      $.97 - $3.88     810,000     $.97 - $3.38      15,000     $3.00 - $3.25         $2.32
-----------------------------------------------------------------------------------------------------------------------------------
Granted ...................   203,500     $2.63 - $3.00          --               --       7,500             $3.13         $2.87
Exercised .................  (293,500)     $.97 - $3.50    (300,000)    $.97 - $2.38          --                --          1.79
Cancelled .................   (60,000)    $2.88 - $3.50          --               --          --                --          3.24
-----------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 2000 .   650,000      $.97 - $3.88     510,000    $1.88 - $3.38      22,500     $3.00 - $3.25         $2.65
-----------------------------------------------------------------------------------------------------------------------------------
Granted ...................   190,250     $3.00 - $3.94          --               --       7,500             $3.94         $3.25
Exercised .................  (115,000)     $.97 - $3.38          --               --          --                --          2.05
Cancelled .................   (51,000)    $2.63 - $3.88          --               --          --                --          2.98
-----------------------------------------------------------------------------------------------------------------------------------
Balance at March 31, 2001 .   674,250     $1.69 - $3.75     510,000    $1.88 - $3.38      30,000     $3.00 - $3.94         $2.79
-----------------------------------------------------------------------------------------------------------------------------------

     In accordance with the provisions of SFAS No. 123, the Company has elected to apply APB 25 and related interpretations in accounting for its employee and director stock-based awards because, as discussed below, the alternative fair value accounting provided for under SFAS No. 123 requires use of option valuation models that were not developed for use in valuing such employee and director stock-based awards. For the years ended March 31, 2001, 2000, and 1999, all employee and director stock-based awards were granted with an exercise price equal to the fair market value on their date of grant. Therefore, under the provisions of APB 25, no compensation expense has been recognized with respect to such awards. If the Company had elected to recognize compensation expense based on the fair value of the employee and director stock-based awards granted at grant date as prescribed by SFAS No. 123, net income and earnings per share would have been reduced to the employee and director pro forma amounts indicated in the table below:

     ---------------------------------------------------------------------------
                                            2001           2000           1999
     ---------------------------------------------------------------------------
     Net income-as reported ......... $4,407,845     $3,238,062     $1,915,437
     Net income-pro forma ...........  4,189,849      2,939,695      1,469,023
     Earnings per share-as reported:
       Basic ........................       $.48           $.36           $.23
       Diluted ......................        .46            .35            .21
     Earnings per share-pro forma
     Basic ..........................        .45            .33            .17
     ---------------------------------------------------------------------------
     Diluted ........................        .44            .31            .16
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 9 - SHAREHOLDERS' EQUITY AND STOCK PLANS (cont.)

     The fair value of the Company's employee and director stock-based awards is estimated on the date of grant using the Black-Scholes option-pricing model assuming no expected dividends and the following weighted average assumptions:

     ------------------------------------------------------------------------
                                          2001       2000        1999
     ------------------------------------------------------------------------
     Expected stock price volatility ..    .607       .613        .702
     Risk-free interest rate ..........   5.74%      6.09%       5.49%
     Expected life of options ......... 8 years    4 years     4 years
     ------------------------------------------------------------------------

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee and director stock-based awards have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee and director stock options.

     The weighted average fair value of stock-based awards granted is $2.22 in fiscal 2001, $1.51 in fiscal 2000 and $1.82 in fiscal 1999. The weighted-average remaining contractual life of all stock-based awards outstanding is 3.7 years in fiscal 2001 and 2000 and 3.2 years in fiscal 1999. The weighted-average exercise price of all stock-based awards exercisable at March 31, 2001, 2000 and 1999 is $2.70, $2.49 and $1.92, respectively.

--------------------------------------------------------------------------------
NOTE 10 - RETIREMENT PLAN

     Effective April 1, 1988, the Company adopted a retirement plan for all of its employees pursuant to section 401(k) of the Internal Revenue Code. Subject to the terms and conditions of the plan, each eligible employee may contribute up to 15% of his or her compensation as defined therein. In addition, the Plan provides for a discretionary matching company contribution of 25% of the employee's contribution up to a maximum of 6% of their compensation. The Company's contribution vests over a period of four years and amounted to $52,596 in 2001, $56,653 in 2000 and $47,509 in 1999.


--------------------------------------------------------------------------------
NOTE 11 - OTHER MATTERS

     (a) Sales to Owens and Minor Inc., Allegiance Healthcare Corp., and McKesson General Medical (the "Distributors") accounted for approximately 31%, 23% and 12%, respectively, for the fiscal year ended March 31, 2001, 27%, 24% and 11% of net sales, respectively, for the fiscal year ended March 31, 2000, and 25%, 25% and 11%, respectively, for the fiscal year ended March 31, 1999. Although the Distributors may be deemed in a technical sense to be major purchasers of the Company's products, the Distributors typically serve as a distributor under a purchase order or supply agreement between the customer and the Company and do not purchase for their own accounts. The Company, therefore, does not believe it is appropriate to categorize the Distributors as actual customers.

     (b) Product development costs charged to expense were $457,000, $519,000, and $446,000 for the years ended March 31, 2001, 2000 and 1999, respectively.

     (c) The Company is a party to lawsuits arising out of the conduct of its ordinary course of business, including those related to product liability and the sale and distribution of its products, which management believes are covered by insurance. While the results of such lawsuits cannot be predicted with certainty, management does not expect that the ultimate liabilities, if any, will have a material adverse effect on the financial position or results of operations of the Company.

     (d) The Company operates in one industry, disposable medical products.

     (e) Product line sales are as follows:


     ---------------------------------------------------------------------------------------
                                                          Year Ended March 31,
                                                   2001              2000              1999
     ---------------------------------------------------------------------------------------
     Operating Room Towels ................ $22,036,564       $20,722,721       $17,951,698
     Laparotomy Sponges ...................  20,235,793        20,250,219        19,679,956
     Small Kits and Trays .................   9,665,935         7,885,600           148,882
     Dressings ............................   7,768,120         7,418,031         5,559,532
     Sterilization Packaging ..............   6,760,444         6,494,714         6,767,032
     Operating Room Disposables ...........   6,266,256         6,296,612         5,796,985
     Collection Systems/Biohazardous Bags .   2,708,242         1,883,636         1,596,024
     ---------------------------------------------------------------------------------------
     Total Sales                            $75,441,354       $70,951,533       $57,500,109
     ---------------------------------------------------------------------------------------

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

Stockholders and Board of Directors
Medical Action Industries Inc.

     We have audited the accompanying balance sheets of Medical Action Industries Inc. as of March 31, 2001 and 2000, and the related statements of earnings, shareholders' equity and cash flows for each of the three years in the period ended March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Action Industries Inc. as of March 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ Grant Thornton LLP
                                                  Grant Thornton LLP
Melville, New York
May 18, 2001

SUMMARY OF QUARTERLY
FINANCIAL DATA (UNAUDITED)


                                                   QUARTER ENDED
                          ------------------------------------------------------------------
2001                         JUNE 30          SEPT 30            DEC 31            MARCH 31
--------------------------------------------------------------------------------------------
Net Sales ..............   $18,808,407      $19,082,486       $18,533,641       $19,016,820
Gross Profit ...........     5,189,115        5,505,836         5,624,009         5,833,337
Net income .............    $1,003,281       $1,050,965        $1,101,151        $1,252,448
Net income per common share
  Basic ................         $0.11            $0.11             $0.12             $0.14
  Diluted ..............         $0.11            $0.11             $0.12             $0.13



                                                   QUARTER ENDED
                          ------------------------------------------------------------------
2000                         JUNE 30           SEPT 30           DEC 31           MARCH 31
--------------------------------------------------------------------------------------------
Net Sales ..............   $17,912,967      $18,124,117       $18,205,976       $16,708,473
Gross Profit ...........     4,477,677        4,668,884         4,748,286         4,414,416
Net income .............      $679,932         $800,865          $874,907          $882,358
Net income per common share
      Basic ............         $0.08            $0.09             $0.10             $0.10
      Diluted ..........         $0.08            $0.09             $0.09             $0.09

STATEMENT OF MANAGEMENT RESPONSIBILITY

     The financial statements included in this annual report have been prepared by the management of Medical Action Industries Inc. which has primary responsibility for the integrity and objectivity of the statements. The financial statements were prepared in conformity with accounting principles generally accepted in the United States of America and include, where necessary, certain estimates and judgments by management deemed appropriate in light of existing circumstances.

     Management is also responsible for maintaining a system of internal accounting controls designed to provide reasonable assurance that transactions are properly authorized and recorded and the Company's assets are safeguarded against material loss and unauthorized use or disposal. To accomplish this, management has developed prescribed policies and procedures encompassing all facets of the Company's accounting system. These policies and procedures are continuously monitored by management and are updated or modified as needed.

     The fiscal 2001 financial statements of the Company have been audited by Grant Thornton LLP, independent certified public accountants. Their accompanying report is based on an audit conducted in accordance with auditing standards generally accepted in the United States of America. As part of their audit, they perform a review of internal accounting controls and financial reporting matters for the purpose of determining the amount of reliance to place on those controls relating to the audit tests they perform.

     The Company's Board of Directors maintains an Audit Committee consisting of outside directors who meet periodically with management and separately with the independent auditors to review financial reporting matters and to discuss issues relating to their audit.


/s/ Paul D. Meringolo
Paul D. Meringolo, Chairman of the Board,
Chief Executive Officer and President


/s/ Richard G. Satin
Richard G. Satin, Vice President of Operations
and General Counsel

                      CORPORATE INFORMATION AND DIRECTORY


BOARD OF DIRECTORS

PAUL D. MERINGOLO
Chairman of the Board,
Chief Executive Officer and President

RICHARD G. SATIN
Vice President of Operations and
General Counsel

BERNARD WENGROVER
Certified Public Accountant

DR. PHILIP F. CORSO
Assistant Clinical Professor of Surgery Emeritus - Yale University School of Medicine; Senior Attending and Emeritus Chief of Plastic Surgery Bridgeport and Norwalk Hospitals

DR. THOMAS A. NICOSIA
Fellow of the American College of Cardiology. Affiliated with St. Francis and North Shore University Hospitals


EXECUTIVE OFFICERS

PAUL D. MERINGOLO
Chairman of the Board,
Chief Executive Officer and President

RICHARD G. SATIN
Vice President of Operations and
General Counsel

DANIEL F. MARSH
Vice President - Sales and Marketing

ERIC LIU
Vice President - International Operations


OPERATIONS MANAGEMENT

VICTOR BACCHIONI
Corporate Controller

STEVE FERRERA
Director of Sales and Marketing - OEM Division

WILLIAM C. GILBERT
Vice President - Manufacturing

HOWARD LASTER
National Accounts Manager

PHILIP R. MERINGOLO
Director of Information Systems


INDEPENDENT AUDITORS

GRANT THORNTON LLP
One Huntington Quadrangle
Melville, New York 11747


REGISTRAR & TRANSFER AGENT

American Stock Transfer and Trust Company
40 Wall Street
New York, New York 10005


SEC FORM 10-K

If you would like a copy of our Annual Report on SEC Form 10-K for the fiscal year ended March 31, 2001, you may obtain it without charge. Direct your request to Medical Action Industries Inc., Corporate Secretary, 800 Prime Place, Hauppauge, New York 11788.


DUPLICATE MAILINGS

When a stockholder owns shares in more than one account or when several stockholders live at the same address, they may receive multiple copies of the Annual Report or other mailings. For further information on how to eliminate multiple mailings, contact American Stock Transfer and Trust Company at (718) 921-8293.


COMPANY FACILITIES

Executive Offices
800 Prime Place
Hauppauge, New York 11788


MANUFACTURING/DISTRIBUTION AND OFFICE FACILITIES

25 Heywood Road
Arden, North Carolina 28704

1938 E. Pomona Street
Santa Ana, California 92705


ANNUAL STOCKHOLDERS' MEETING

The Annual Stockholders' Meeting of Medical Action will be held on Wednesday, August 15, 2001 at the NASDAQ MarketSite, 4 Times Square, 43rd Street & Broadway, New York, New York 10036. A Form of Proxy and Proxy Statement is being mailed to stockholders of record with this report.


STOCK TRADING

Medical Action's common stock trades on the NASDAQ Stock Marketsm under the symbol MDCI. As of June 1, 2001, there were approximately 500 stockholders of record, which does not include approximately 3,500 beneficial owners of shares held in the names of brokers or other nominees. The following table sets forth, for the periods indicated, the high and low closing prices per share of Medical Action Common Stock as reported by the National Market tier of the NASDAQ Stock
Marketsm:

--------------------------------------------------------------
                           FISCAL 2001       FISCAL 2000
--------------------------------------------------------------
                           HIGH     LOW     HIGH     LOW
                           ----     ---     ----     ---
FIRST QUARTER .........    4.00     3.00    3.17     2.50
SECOND QUARTER ........    4.63     3.47    3.81     2.75
THIRD QUARTER .........    3.94     3.00    3.63     2.81
FOURTH QUARTER ........    4.47     3.34    5.25     3.38
--------------------------------------------------------------

                      [MEDICAL ACTION INDUSTRIES INC. LOGO]

                         MEDICAL ACTION INDUSTRIES INC.

                       Executive Offices: 800 Prime Place

                               Hauppauge, NY 11788

                 Telephone: (631) 231-4600 - Fax: (631) 231-3075

                         E-mail: mdci@medical-action.com

                        Web site: www.medical-action.com